EXHIBIT 99.1

INDEX TO UNAUDITED PRO FORMA CONDENSED
CONSOLIDATED FINANCIAL STATEMENTS

PAN PACIFIC RETAIL PROPERTIES, INC.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
FINANCIAL STATEMENTS

The following unaudited pro forma condensed consolidated balance sheet as of September 30, 2002 is presented as if the merger of MB Acquisition, Inc., a Maryland corporation and a wholly-owned subsidiary of Pan Pacific Retail Properties, Inc., a Maryland corporation, with and into Center Trust, Inc., a Maryland corporation, with Center Trust surviving the merger as a wholly-owned subsidiary of Pan Pacific, had occurred on September 30, 2002. The unaudited pro forma condensed consolidated statements of income for the nine months ended September 30, 2002 and the year ended December 31, 2001 are presented as if the merger had occurred on January 1, 2001.

The unaudited pro forma condensed consolidated financial statements should be read in conjunction with the quarterly reports on Form 10-Q for the nine months ended September 30, 2002, the quarterly reports on Form 10-Q for the six months ended June 30, 2002, the quarterly reports on Form 10-Q for the three months ended March 31, 2002 and the annual reports on Form 10-K and Form 10-K/A for the year ended December 31, 2001, which include consolidated financial statements of Center Trust and Pan Pacific, including the notes thereto. The unaudited pro forma condensed consolidated financial statements do not purport to represent Pan Pacific’s financial position as of September 30, 2002 or the results of operations for the nine months ended September 30, 2002 or for the year ended December 31, 2001 that would actually have occurred had the merger been completed on the dates indicated in the preceding paragraph, or to project Pan Pacific’s financial position or results of operations as of any future date or for any future period.

PAN PACIFIC RETAIL PROPERTIES, INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
AS OF SEPTEMBER 30, 2002
(in thousands)

	Pan Pacific Historical	Center Trust Historical	Pro Forma Merger Adjustments		Pan Pacific Pro Forma
ASSETS:
Operating properties, net	$1,300,950	$547,955	$36,678	(B)	$1,885,583
Investments in unconsolidated entities	9,108	—	—		9,108
Cash, restricted cash and cash equivalents	36,296	19,766	(5,636)	(D)	50,426
Accounts receivable	27,191	11,868	(3,969)	(C)	35,090
Notes receivable	6,148	—	—		6,148
Prepaid expenses, deferred lease commissions and other assets	47,277	19,006	(11,846)	(C)	49,359
			(708)	(C)
			(4,370)	(C)

	$1,426,970	$598,595	$10,149		$2,035,714

LIABILITIES AND EQUITY:
Notes payable	$237,478	$227,619			$465,097
Senior notes, net	328,626	—	—		328,626
Line of credit payable	177,900	95,048	5,481	(D)	278,429
			(100,529)	(E)
			100,529	(E)
Other secured debt	—	36,000	—		36,000
Accounts payable, accrued expenses and other liabilities	26,726	17,654	7,354	(A)	51,734
Other comprehensive loss liability	—	5,575	—		5,575

	770,730	381,896	12,835		1,165,461
Minority interests	15,815	11,139	118	(B)	27,239
			167	(F)

Equity:
Common stock	336	279	61	(G)	397
			(279)	(I)
Paid in capital in excess of par value	731,051	368,008	208,103	(H)	939,154
			(368,008)	(I)
Deferred compensation	(4,666)	—	—		(4,666)
Accumulated other comprehensive loss	—	(5,575)	—		(5,575)
Accumulated distributions and deficit	—	(157,152)	(11,117)	(D)	—
			168,269	(I)
Accumulated deficit	(86,296)	—	—		(86,296)

	640,425	205,560	(2,971)		843,014

	$1,426,970	$598,595	$10,149		$2,035,714

PAN PACIFIC RETAIL PROPERTIES, INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
NINE MONTHS ENDED SEPTEMBER 30, 2002
(In thousands, except share data)
	Pan Pacific Historical	Center Trust Historical	Pro Forma Merger Adjustments		Pan Pacific Pro Forma
REVENUE:
Base rent	$112,217	$48,809	$—		$161,026
Percentage rent	1,315	686	—		2,001
Recoveries from tenants	26,943	17,501	—		44,444
Income from unconsolidated entities	123	—	—		123
Other	4,919	5,333	—		10,252

	145,517	72,329	—		217,846

EXPENSES:
Property operating and property taxes	28,971	26,535	—		55,506
Depreciation and amortization	23,151	15,568	(7,868)	(J)	25,198
			(5,653)	(K)
Interest	34,194	19,187	(2,193)	(L)	49,411
			(1,777)	(M)
General and administrative	7,653	3,294	(928)	(N)	10,019
Transactional/reorganization costs	—	2,031	(2,031)	(O)	—
Other	478	—			478

	94,447	66,615	(20,450)		140,612

INCOME FROM CONTINUING OPERATIONS BEFORE MINORITY INTERESTS, GAIN ON SALE OF REAL ESTATE AND DISCONTINUED OPERATIONS	51,070	5,714	20,450		77,234
Minority interests	(1,085)	(419)	—		(1,504)
Gain on sale of real estate	—	—	—		—
Discontinued operations	3,844	3,522	—		7,366

NET INCOME	$53,829	$8,817	$20,450		$83,096

Basic earnings per share:
Income from continuing operations	$1.50	$0.19			$1.92	(P)
Discontinued operations	$0.11	$0.13			$0.19	(P)
Net income	$1.61	$0.32			$2.11	(P)
Diluted earnings per share:
Income from continuing operations	$1.49	$0.19			$1.90	(Q)
Discontinued operations	$0.11	$0.13			$0.18	(Q)
Net income	$1.60	$0.32			$2.08	(Q)

Basic weighted average shares outstanding	33,350,674	27,805,455			39,430,223	(P)
Diluted weighted average shares outstanding	34,374,532	29,130,753			40,742,605	(Q)

PAN PACIFIC RETAIL PROPERTIES, INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
YEAR ENDED DECEMBER 31, 2001
(In thousands, except share data)

	Pan Pacific Historical	Center Trust Historical	Pro Forma Merger Adjustments		Pan Pacific Pro Forma
REVENUE:
Base rent	$138,520	$65,577	$—		$204,097
Percentage rent	2,695	1,451	—		4,146
Recoveries from tenants	32,288	22,977	—		55,265
Income from unconsolidated entities	837	—	—		837
Other	8,149	4,898	—		13,047

	182,489	94,903	—		277,392

EXPENSES:
Property operating and property taxes	35,640	33,927	—		69,567
Depreciation and amortization	28,980	19,797	(10,450)	(J)	31,142
			(7,185)	(K)
Interest	46,196	32,230	(4,087)	(L)	69,295
			(5,044)	(M)
General and administrative	9,168	5,473	(2,020)	(N)	12,621
Transactional/reorganization costs		2,613	(2,613)	(O)	—
Other	1,574	—	—		1,574

	121,558	94,040	(31,399)		184,199

INCOME FROM CONTINUING OPERATIONS BEFORE MINORITY INTERESTS, GAIN ON SALE OF REAL ESTATE, DISCONTINUED OPERATIONS AND EXTRAORDINARY LOSS	$60,931	863	31,399		93,193
Minority interests	(2,521)	(508)	—		(3,029)
Gain (Loss) on sale of real estate	4,129	(2,379)	—		1,750
Discontinued operations	1,683	1,595	—		3,278
Extraordinary loss on early extinguishment of debt	—	(1,768)	—		(1,768)

NET INCOME	$64,222	$(2,197)	$31,399		$93,424

Basic earnings per share:
Income from continuing operations before extraordinary loss	$1.96	$(0.08)			$2.42	(P)
Discontinued operations	$0.06	$0.06			$0.09	(P)
Extraordinary loss	$—	$(0.06)			$(0.05)	(P)
Net income	$2.02	$(0.08)			$2.46	(P)
Diluted earnings per share:
Income from continuing operations before extraordinary loss	$1.92	$(0.08)			$2.38	(Q)
Discontinued operations	$0.05	$0.06			$0.08	(Q)
Extraordinary loss	$—	$(0.06)			$(0.04)	(Q)
Net income	$1.97	$(0.08)			$2.42	(Q)

Basic weighted average shares outstanding	31,857,903	27,435,129			37,937,452	(P)
Diluted weighted average shares outstanding	33,560,752	28,913,979			39,928,825	(Q)

PAN PACIFIC RETAIL PROPERTIES, INC.
NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
FINANCIAL STATEMENTS
(In thousands, except exchange ratio, share price and par value)

1.    Adjustments to the Unaudited Pro Forma Condensed Consolidated Balance Sheet

The pro forma adjustments to the Unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2002 are as follows:

(A)
Represents adjustments to record the merger in accordance with the purchase method of accounting based upon the assumed purchase price of $235,394, assuming a market value of $34.24 (the closing price per share of Pan Pacific’s common stock on November 5, 2002) per share for Pan Pacific common stock (the price on the date the merger agreement was entered into) plus assumption of Center Trust’s liabilities as follows:

	Shares of Center Trust’s common stock and subsidiary units issued and outstanding at September 30, 2002	29,211
	Exchange ratio	0.218

	Pan Pacific common stock and subsidiary units issued in merger	6,368
	Pan Pacific share price	$34.24

	Value of Pan Pacific’s common stock and subsidiary units issued in merger	$218,040
	Pan Pacific estimated merger costs (see calculation below)	7,354

	Total costs	225,394

	Assumption of Center Trust’s liabilities:
	Draw on Pan Pacific’s unsecured credit facility to repay Center Trust’s line of credit (see also Notes D and E)	100,529
	Notes payable	263,619
	Other liabilities	17,654

	Value to be allocated to assets	$607,196

	The following is a calculation of Pan Pacific’s estimated fees and other expenses related to the merger:
	Advisory fees	$4,600
	Legal and accounting fees	1,375
	Debt assumption fees resulting from the merger	1,029
	Other, including printing, filing and transfer costs	350

	Total Pan Pacific estimated merger costs	$7,354

	Pan Pacific estimated merger costs to be allocated to net assets (see above)	$7,354
	Increase in accounts payable, accrued expenses and other liabilities	$7,354

(B)	Represents the estimated increase in Center Trust’s operating properties, net based upon Pan Pacific’s purchase price as follows:

	Value to be allocated to assets (see Note A)	$607,196
	Less historical bases of Center Trust’s assets acquired:
	Operating properties, net	(547,955)
	Other assets (inclusive of Note C)	(22,681)
	Adjustment to step-up to fair value minority interests share of operating properties	118

	Step-up to record fair value of Center Trust’s operating properties	$36,678

(C)	Decrease due to the elimination of Center Trust’s deferred rent receivable, deferred leasing costs, deferred financing costs and other miscellaneous assets as a result of the merger:

	Deferred rent receivable	$(3,969)
	Prepaid deferred leasing costs	$(11,846)
	Deferred financing costs	$(4,370)
	Other miscellaneous assets	$(708)

(D)	Reduce Center Trust’s cash and increase Center Trust’s line of credit to reflect payment of Center Trust’s estimated fees and other expenses related to the merger:

	Cash	$(5,636)
	Line of credit payable	$5,481
	Accumulated distributions and deficit	$(11,117)

(E)	Reduce Center Trust’s line of credit and increase Pan Pacific’s line of credit to reflect the payoff as a result of the merger (see also Note M)

	Line of credit payable	$(100,529)
	Line of credit payable	$100,529

(F)	Adjust operating partnership minority interests to fair value to reflect the subsidiary units issued as a result of the merger	$167

(G)
Increase in shares of common stock resulting from the issuance of an additional 6,080 shares of Pan Pacific common stock, par value $0.01 per share, in exchange for 27,888 shares of Center Trust common stock, par value $0.01 per share, as follows:

	Shares of Pan Pacific common stock issued in merger	6,080
	Multiplied by Pan Pacific’s par value per share of common stock	$0.01

	Par value of Pan Pacific common stock issued in merger	$61

(H)	Increase paid in capital in excess of par value to reflect issuance of shares of Pan Pacific common stock as a result of the merger	$208,103

(I)	Eliminate Center Trust’s common stock, paid in capital in excess of par value and accumulated distributions and deficit as a result of the merger:

	Common stock	$(279)
	Paid in capital in excess of par value	$(368,008)
	Accumulated distributions and deficit (see also Note D)	$168,269

2.    Adjustments to the Unaudited Pro Forma Condensed Consolidated Statements of Income

The pro forma adjustments to the Unaudited Pro Forma Condensed Consolidated Statements of Income for the nine months ended September 30, 2002 and the year ended December 31, 2001 are as follows:

		Nine Months Ended September 30, 2002	Year Ended December 31, 2001
(J)	Decrease in depreciation expense related to real estate. The net decrease is a result of the fair value step-up of Center Trust’s real estate assets (see Note B) and the change in Center Trust’s estimated useful lives of depreciable assets to conform to the useful lives used by Pan Pacific for similar assets. Pro forma depreciation was computed on a straight-line basis over the estimated useful lives of the related assets. The estimated useful lives of buildings, and furniture, fixtures and equipment are 40 years and 5 years, respectively	$(7,868)	$(10,450)

(K)	Decrease in amortization expense due to the elimination of certain Center Trust’s assets as a result of the merger	$(5,653)	$(7,185)

(L)	Decrease in interest expense due to the elimination of the amortization of Center Trust’s deferred financing costs as a result of the merger	$(2,193)	$(4,087)

(M)
Decrease in interest expense due to the elimination of interest expense for certain of Center Trust’s secured debt instruments net of assumed borrowings on Pan Pacific’s line of credit as a result of the merger (Pan Pacific may finance a portion of its borrowing by issuing investment grade senior notes. Assuming the issuance of senior notes in an aggregate principal amount of between $75,000 and $125,000 at an interest rate of between 5% to 6% and a maturity of between 7 to 10 years, the pro forma interest savings in Note M would be reduced by an annual amount ranging between approximately $1,538 and $3,813)
		$(1,777)	$(5,044)

(N)	Decrease due to elimination of senior executive officer and Board compensation as a result of merger related terminations	$(928)	$(2,020)

(O)	Elimination of transactional/reorganizational costs as a result of the merger	$(2,031)	$(2,613)

(P)	Pro forma basic earnings per share and pro forma basic weighted average shares outstanding are presented as if the 6,080 shares of Pan Pacific common stock were issued on January 1, 2001.

(Q)
Pro forma diluted earnings per share and pro forma diluted weighted average shares outstanding are presented as if the 6,368 shares of Pan Pacific common stock and subsidiary units were issued on January 1, 2001. The numerator used in the diluted earnings per share calculation is net income adjusted for the minority interest subsidiary unit holders’ share of net income.